UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 12, 2024
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13620 RANCH ROAD 620 N, SUITE A250
AUSTIN, TX 78717
(Address of principal executive offices)    (Zip Code)

(737) 248-2340
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of the 2024 Equity Incentive Plan; Amendment to the 2020 Employee Stock Purchase Plan

On June 12, 2024, eHealth, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the eHealth, Inc. 2024 Equity Incentive Plan (the “2024 Equity Plan”) and an amendment to the eHealth, Inc. 2020 Employee Stock Purchase Plan (the “2020 ESPP”) to increase the maximum number of shares that may be issued by 500,000 shares to a total of 1,000,000 shares (the “ESPP Amendment”).

The purposes of the 2024 Equity Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants who perform services to the Company, and to promote the success of the Company’s business. These incentives are provided through the grant of stock options, restricted stock units and other types of equity awards.

Subject to the adjustment provisions set forth in the 2024 Equity Plan, the maximum aggregate number of shares of the Company’s common stock that may be issued under the 2024 Equity Plan is: (i) 1,350,000 shares of common stock, plus (ii) (A) any shares that, as of immediately before the termination or expiration of the Company’s 2014 Equity Incentive Plan, as amended (the “2014 Equity Plan”), have been reserved but not issued pursuant to any awards granted under the 2014 Equity Plan and are not subject to any awards granted thereunder, plus (B) any shares subject to awards granted under the 2014 Equity Plan that, after the 2014 Equity Plan was terminated or expired, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of shares that may be added under clause (ii) equal to 300,000 shares. Additionally, if any award granted under the 2024 Equity Plan expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased or forfeited or repurchased shares subject to such award will become available for future grant or sale under the 2024 Equity Plan (unless the 2024 Equity Plan has terminated). As of June 12, 2024, the number of shares subject to awards outstanding under the 2014 Equity Plan was 3,478,637 shares.

The material terms of the 2024 Equity Plan and the ESPP Amendment are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”), which descriptions are incorporated herein by reference.

The foregoing descriptions of the 2024 Equity Plan and the 2020 ESPP are qualified in their entirety by reference to the full text of the 2024 Equity Plan and the 2020 ESPP reflecting the ESPP Amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As of the close of business on April 15, 2024, the record date for the Annual Meeting, the holders of the Company’s capital stock were entitled to an aggregate of 33,053,285 votes, comprised of (i) an aggregate of 29,121,118 votes to which the holders of the Company’s 29,121,118 shares of outstanding common stock were entitled and (ii) 3,932,167 votes to which the holder of all of the Company’s 2,250,000 shares of outstanding Series A preferred stock was entitled. An aggregate of 26,640,265 votes were represented at the Annual Meeting, or 80.59% of the total voting power of the shares of the Company’s capital stock entitled to vote.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

Proposal 1 – Election of Directors. The Company’s stockholders voted to elect three Class III directors (Erin L. Russell, Cesar M. Soriano and Dale B. Wolf) to serve for terms of three years and until their respective successors are duly elected and qualified, subject to earlier resignation or removal, with voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Erin L. Russell	18,526,280	2,496,960	5,617,025
Cesar M. Soriano	17,916,147	3,107,093	5,617,025
Dale B. Wolf	19,060,479	1,962,761	5,617,025

Proposal 2 – A Vote to Approve, on an Advisory Basis, the Compensation of the Company’s Named Executive Officers. The Company’s stockholders voted to approve the compensation of the Company’s named executive officers as described in the Proxy Statement, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,329,691	3,668,180	25,369	5,617,025

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, with voting results as follows:

Votes For	Votes Against	Abstain
25,111,875	1,476,684	51,706

Proposal 4 – A Vote to Approve the 2024 Equity Plan. The Company’s stockholders voted to approve the adoption of the Company’s 2024 Equity Plan, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,392,746	5,604,657	25,837	5,617,025

Proposal 5 – A Vote to Approve the ESPP Amendment. The Company’s stockholders voted to approve the ESPP Amendment to increase the maximum number of shares that may be issued by 500,000 shares, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,662,849	1,338,313	22,078	5,617,025

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1*	2024 Equity Incentive Plan
10.2*	2020 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*     Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	June 14, 2024	/s/ Gavin G. Galimi
Gavin G. Galimi SVP, General Counsel and Corporate Secretary